UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)       JANUARY 23, 2007
                                                       -------------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

            001-16413                                  58-2554464
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     (Commission File Number)               (IRS Employer Identification No.)

   807 DORSEY STREET, GAINESVILLE, GEORGIA                   30501
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   (Address of Principal Executive Offices)                (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 1.01.     Entry into a Material Definitive Agreement.

     On January 23, 2007, NBOG Bancorporation, Inc., ("NBOG"), The National Bank of Gainesville, and William R. Blanton entered into a Stock Purchase Agreement whereby NBOG agreed to sell, and Mr. Blanton agreed to purchase, up to $2 million worth of NBOG's common stock at a price of $2.80 per share, subject to a penny-for-penny adjustment if NBOG's book value falls below $2.40 per share prior to the purchase date. In addition, Mr. Blanton will be granted a warrant to buy an equal number of shares at the same price.

     The purchase is subject to approval by the Federal Reserve Board, the State Department of Banking and other customary closing conditions.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 hereto.

     ITEM 7.01.     Regulation FD Disclosure.

     Information is being furnished in Exhibit 99.1 with respect to a letter mailed to shareholders of NBOG Bancorporation, Inc. on January 25, 2007, with regard to the investment by William R. Blanton.

     Information is being furnished in Exhibit 99.2 with respect to a press release, dated January 29, 2007, with regard to the investment by William R. Blanton.

     The shareholder letter and press release may each contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by NBOG with the Securities and Exchange Commission. NBOG undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

     The information contained in this report is furnished by NBOG pursuant to Regulation FD promulgated by the Securities and Exchange Commission and pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless NBOG specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing to this information, NBOG makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

     ITEM 9.01.     Financial Statements and Exhibits.

EXHIBIT  NO.   DESCRIPTION
------------   -----------

     10.1 Stock Purchase Agreement, by and between NBOG, The National Bank of Gainesville and William R. Blanton, dated January 23, 2007.

     99.1      Letter to Shareholders, dated January 25, 2007.

     99.2      Press Release, dated January 25, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated: January 29, 2007.
                                        By:  /s/ R. Allen Smith
                                            --------------------------------
                                        Name:  R. Allen Smith
                                               -----------------------------
                                        Title: Chief Executive Officer
                                               -----------------------------